                                                                    EXHIBIT 10.2
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                             COMMAND SYSTEMS, INC.

                         REGISTRATION RIGHTS AGREEMENT

                                AUGUST 26, 1997





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

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


  This Registration Rights Agreement (the "Agreement") is entered into as of August 26, 1997 by and between Command Systems, Inc., a Delaware corporation (the "Company"), and Phoenix Home Life Mutual Insurance Company (the "Investor").

  WHEREAS, the Company is issuing up to 100 shares of Series A Convertible Preferred Stock, $.01 par value ("Series A Preferred"), in exchange for certain promissory notes (the "Notes") by and among the Company and its subsidiaries and the Investor pursuant to the Exchange Agreement of even date herewith among the Company and the Investor (the "Exchange Agreement"); and

  WHEREAS, one of the conditions to the consummation of the transactions contemplated by the Exchange Agreement is the execution and delivery of this Agreement to provide for registration rights for the shares of Series A Preferred exchanged for the Notes by the Investor as set forth herein.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the exchange of the Series A Preferred for the Notes by the Investor under the Exchange Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Certain Definitions.  As used in this Agreement, the following terms shall
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have the following respective meanings:

  "Commission" shall mean the Securities and Exchange Commission and any
   ----------
successor agency of the Federal government administering the Securities Act.

  "Common Stock" shall mean (i) the common stock, $.01 par value per share, of
   ------------
the Company, (ii) any other capital stock of the Company, however designated, authorized on or after the date hereof, which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company and (iii) any other securities into which or for which any of the securities described in (i) or (ii) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, consolidation, sale of assets or other similar transaction.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and
   ------------
any similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

  "Opportunity Date" shall have the meaning specified in Section 7.
   ----------------

  "Preferred Shares" shall mean the shares of the Series A Preferred.
   ----------------


  "Register," "registered" and "registration" shall refer to a registration
   --------    ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement, or, as the context may require, under the Exchange Act or applicable state securities laws.

  "Registrable Securities" shall mean (i) the Preferred Shares, (ii) shares of
   ----------------------
Common Stock or other securities issued or issuable pursuant to the conversion of the Preferred Shares and (iii) any shares of Common Stock or such other securities issued or issuable in respect of such shares of Common Stock or such other securities issued or issuable pursuant to the conversion of the Preferred Shares upon any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event, excluding in any event securities (a) which have been registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) which may be or have been publicly sold pursuant to Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall be calculated on the basis of shares of Common Stock issued or issuable upon conversion of the Preferred Shares even if such conversion has not been effected.

  "Registration Expenses" shall mean the expenses so described in Section 8.
   ---------------------

  "Securities Act" shall mean the Securities Act of 1933, as amended, and any
   --------------
similar or successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

  "Selling Expenses" shall mean the expenses so described in Section 8.
   ----------------

  2.  Restrictive Legend.  Each certificate representing Registrable Securities
      ------------------
shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.
     THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN OPINION OF COUNSEL, WHICH MAY BE THE IN-HOUSE COUNSEL FOR PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY, REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.


  Upon request of a holder of such a certificate, the Company shall remove the foregoing legend from the certificate or issue to such holder a new certificate therefor free of any transfer legend, if (i) there is an effective registration statement covering the securities represented by such certificate, or (ii) with such request, the Company shall have received either the opinion referred to in
Section 3(i) or the "no-action" letter referred to in Section 3(ii).

  3.  Notice of Proposed Transfer.  Prior to any proposed sale, pledge,
      ---------------------------
hypothecation or other transfer of any Registrable Securities (other than under the circumstances described in Section 4, 5 or 7 or pursuant to a distribution of the type described in the proviso to the next succeeding sentence), the holder thereof shall give written notice to the Company of its intention to effect such sale, pledge, hypothecation or other transfer. Each such notice shall describe the manner of the proposed sale, pledge, hypothecation or other transfer and, if requested by the Company, shall be accompanied by either (i) an opinion of counsel (which may be the in-house counsel of the Investor) reasonably satisfactory to the Company to the effect that the proposed sale, pledge, hypothecation or other transfer may be effected without registration under the Securities Act or (ii) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice, provided,
                                                                --------
however, that no such opinion of counsel shall be required for a distribution to
-------
one or more partners of the transferor (in the case of a transferor that is a partnership) or to a stockholder (in the case of a transferor that is a corporation) in each case in respect of the beneficial interest of such partner or stockholder. Each certificate for Registrable Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act), or (ii) the opinion of counsel or "no-action" letter referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act or that such legend is not required to establish compliance with any provisions of the Securities Act. Notwithstanding any other provision hereof, the restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

    4.   Incidental Registration.  If the Company at any time (other than
         -----------------------
pursuant to Section 5) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor to such forms or another form not available for registering the Registrable Securities for sale to the public), each such time it will promptly give written notice to all holders of the Registrable Securities of its intention so to do. Upon the written request of any such holder, received by the Company within twenty (20) days after the giving of any such notice by the Company, to register any or all of its Registrable Securities, the Company will use all reasonable efforts to cause the Registrable Securities as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Securities so registered. Notwithstanding any other provision of this Section 4, the Company shall not be obligated to register any Preferred Shares for sale pursuant to any such registration, provided, however, that in any underwritten public offering contemplated by this Agreement, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to this Section 4. In such event the right of any holder of Registrable Securities to registration pursuant to this Section 4 shall be conditioned upon such holder's participation in such underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company and persons who by virtue of similar agreements with the Company are entitled to include such shares in such registration (the "Other Shareholders") are distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 4, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto. The Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (i) in connection with any registration for the Company's own account, first to the Company, provided that until the Opportunity Date the number of shares of securities entitled to be included in the registration and underwriting shall be shared by the Company and the Investor ratably in accordance with the number of shares of securities of the Company and the Investor then desired to be included therein; (ii) second to any holder who is entitled to and is exercising a demand or required registration right, provided that, to the extent that the Company and the Investor desire to include any shares of securities in any registration or underwriting initiated by such holder, until the Opportunity Date, the number of shares of securities entitled to be included in the registration and underwriting and available to the Company and the Investor shall be shared by the Company and the Investor ratably in accordance with the number of shares of securities of the Company and the Investor then desired to be included therein and, after the Opportunity Date, the Company's shares of securities shall have priority over those of the Investor under this proviso; (iii) third, until the Opportunity Date, to the Investor in preference to any other holders of the Company's securities; and (iv) fourth, after the Opportunity Date, among all holders of the Company's securities who are entitled to be included in such registration and have elected to be included in such registration in proportion, as nearly as practicable, to the respective amounts of securities owned by them. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the holders of Registrable Securities. If any holder of Registrable Securities disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. The Company shall be obligated to register the Registrable Securities pursuant to this Section 4 for so long as the Investor holds Registrable Securities.

    5.   Registration on Form S-3.
         ------------------------


    (a) If, at any time following the revocation of the Shelf Registration Statement referred to in Section 7, (i) any holder or holders of the Registrable Securities request that the Company file a registration statement on Form S-3 or any comparable or successor form thereto for a public offering of all or any portion of the shares of Registrable Securities held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $500,000 and (ii) the Company is a registrant entitled to use Form S-3 or any comparable or successor form thereto to register such shares, then the Company shall use all reasonable efforts to register under the Securities Act on Form S-3 or any comparable or successor form thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Whenever the Company is required by this Section 5 to use all reasonable efforts to effect the registration of Registrable Securities, each of the procedures and requirements of Section 4, including, but not limited to, the requirement that the Company notify all holders of Registrable Securities from whom notice has not been received and provide them with the opportunity to participate in the offering (provided, however that holders shall have no more than twenty (20) days to reply to the Company's notice in order to participate in the offering), shall apply to such registration, provided, however, that no more than one registration during any nine month period may be requested and obtained under this Section 5. Notwithstanding any other provision of this Section 5, the Company shall not be obligated to register any Preferred Shares for sale pursuant to any such registration.

    (b) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms and to that end the Company shall register (whether or not required by law to do so) the Common Stock under the Exchange Act in accordance with the provisions of that Act following the effective date of the first registration of any securities of the Company on Form S-1 or any comparable or successor form.

    6.   Registration Procedures.  If and whenever the Company is required by
         -----------------------
the provisions of Section 4 or 5 to use all reasonable efforts to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

    (a) Prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, may be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities including executing an undertaking to file post-effective amendments and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

    (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;


    (c) Furnish to each seller of Registrable Securities and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

    (d) Use all reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;

    (e) Use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed;

    (f) Comply with all applicable rules and regulations under the Securities Act and Exchange Act;

    (g) Immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

    (h) If the offering is underwritten and at the request of any seller of Registrable Securities, furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters and executed counterparts of such opinion addressed to the sellers of Registrable Securities to the same effect as requested by counsel for the underwriters and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

    (i) Make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

    (j) Cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two business days prior to any sale of Registrable Securities; and

    (k) Permit any holder of Registrable Securities which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included provided, however, that the Company shall not be required to amend or supplement the prospectus in any manner that, at the advice of the Company's counsel or independent accountants, may cause the registration statement to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or otherwise cause the registration statement to not be in conformity with the Securities Act or the Exchange Act.

    (l) With respect to any underwritten offering under Section 5, enter into underwriting agreements in customary form and take such other actions as the Investor may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

    (m) Make generally available to its security holders (as contemplated by Section 11(a) under the Securities Act) an earnings statement satisfying the provisions of Rule 158 under the Securities Act no later than ninety (90) days after the end of the twelve (12) month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the registration statement, which statement shall cover said twelve (12) month period.

    For purposes of this Agreement, the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby or 120 days after the effective date thereof.

    In connection with each registration hereunder, the sellers of Registrable Securities will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws; and such sellers shall provide the Company with appropriate representations with respect to the accuracy of such information.

    7.   Shelf Registration .  In the event that following a "Qualified Public
         -------------------
Offering" (as such term is defined in the Company's Amended and Restated Certificate of Incorporation) the Series A Preferred has not been fully converted into Common Stock, then:

     (a) Following the effectiveness of the registration statement related to such Qualified Public Offering, the Company shall:

          (i) Within 10 business days of such effectiveness, use all reasonable efforts to register the Registrable Securities for resale on a new registration statement (pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission) on Form S-1 or, if available Form S-3 (together with any registration statement that may replace any such Form S-1 in accordance with Section 7(e), and any amendments and supplements thereto, the "Shelf Registration Statement") and shall, use all reasonable efforts to keep such Shelf Registration Statement effective (including, without limitation, supplementing or amending such Shelf Registration Statement from time to time, as required by the registration form utilized by the Company for the same or by the instructions applicable to such registration form or by the Securities Act) until the earlier of (i) the Mandatory Conversion Date, or (ii) the Optional Withdrawal Date; and

          (ii) Use its best efforts to list the Registrable Securities covered by the Shelf Registration Statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed.

    (b) Prior to the withdrawal of the Shelf Registration Statement in accordance with the following provisions, the Company shall not be obligated to register any Registrable Securities in accordance with Section 5 (but shall continue to be obligated to register the Registrable Securities in accordance with Section 4). The Shelf Registration Statement may be withdrawn: (i) by the Company at any time after the Series A Preferred has been fully converted into Common Stock, (ii) by the Company on the date which is 121 days after the Opportunity Date (such date being referred to as the "Mandatory Conversion Date"), or (iii) at the request of the holders of a majority of the Preferred Shares (the date of such request being referred to as the "Optional Withdrawal Date"). In the event that the Shelf Registration Statement is withdrawn by the Company or the holders of a majority of the Preferred Shares pursuant to this
Section 7(b), then (i) the Company shall be obligated to register any remaining Registrable Securities in accordance with both Sections 4 and 5 and (ii) the holders of the Preferred Shares shall be deemed to have had an opportunity to sell at least 50% of the shares of Common Stock into which the Series A Preferred is convertible for the purposes of Section 2(c)(i)(2) and
Section 4 of the Company's Amended and Restated Certificate of Incorporation. The Company shall not be required to file a registration pursuant to this
Section 7 following the withdrawal of the Shelf Registration Statement as provided above.

    (c)  For purposes of this Agreement:

         (i) In the event that, following the Qualified Public Offering, the average closing sale price of a share of Common Stock on the quotation system or exchange upon which the Common Stock is listed for any ten consecutive day period is equal to or in excess of $4.78 (which price, subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization or similar event involving a change in the Common Stock, shall be referred to as the "Base Price"), the Company may, within three business days following the expiration of any such 10-day period, deliver to the holders of the Preferred Shares a written notice indicating that the Common Stock has so traded (the "Conversion Notice"). The Conversion Notice shall be accompanied by a copy of the Shelf Registration Statement and a copy of the prospectus included therein;

          (ii) Within ten business days of receipt of the Conversion Notice and such accompanying materials (such ten-day period following the delivery of the Conversion Notice being referred to as the "Review Period"), the Investor, as representative of the holders of Preferred Shares, may (A) request copies of the Shelf Registration Statement and related materials in accordance with Section 7(d)(i), (B) request the insertion of material in accordance with Section 7(d)(viii), and/or (C) notify the Company that the holders of Preferred Shares intend to sell Registrable Securities in an underwritten offering. If the Investor requests any reasonable changes to the Shelf Registration Statement and the accompanying prospectus during the Review Period in accordance with clause (B), the Company shall, as soon as practicable, amend or supplement the Shelf Registration Statement as requested and thereafter provide the holders of Preferred Shares copies of the Shelf Registration Statement and related materials in accordance with
     Section 7(d)(i);

         (iii) If, following (1) the delivery of the requested prospectuses in accordance with either clause (A) of Section 7(c)(ii) or the penultimate sentence of Section 7(c)(ii) above, or (2) the expiration of the Review Period in the event that the Investor requests an underwritten offering in accordance with clause (C) of Section 7(c)(ii) or does not make any such request during the Review Period, the closing sale price of a share of Common Stock on the quotation system or exchange upon which the Common Stock is listed is equal to or in excess of the Base Price for at least ten of the next 20 trading days, the tenth day the Common Stock so trades equal to or in excess of the Base Price shall be deemed the "Opportunity Date" provided, however, that if the Investor and the Company agree that it would not have been possible to sell Registrable Securities during the period commencing on the first day of such 20-day trading period and ending on the date which is 120 calendar days following the Opportunity Date (1) at a price per share equal to or in excess of the Base Price and (2) for gross proceeds to the holders of Preferred Shares of at least (x) $2,500,000 or
     (y) in the event that at such time, upon conversion of the Series A Preferred the holders of Preferred Shares would hold fewer than 523,012 shares of Common Stock (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization or similar event involving a change in the Common Stock), the amount obtained by multiplying the Base Price by the number of shares of Common Stock into which the Series A Preferred held by the holders of Preferred Shares is then convertible), then, notwithstanding the foregoing, an Opportunity Date shall not be deemed to have occurred; provided further, that if the Investor and the Company do not agree with respect to the foregoing proviso, then the Investor shall select an investment bank of national standing to determine if, in the judgment of such bank, an Opportunity Date has occurred, whose cost shall be borne by the Investor in the event that such investment bank determines that an Opportunity Date has occurred and by the Company in the event that such investment bank determines that an Opportunity date has not occurred. If hold-back provisions of Section 12 shall be applicable during the aforesaid 120 calendar days, then, notwithstanding of the foregoing, an Opportunity Date shall not be deemed to have occurred. For purposes of this Agreement and the Company's Amended and Restated Certificate of Incorporation, an Opportunity Date shall also be deemed to have occurred if and at such time as the aggregate amount of Registrable Securities sold by the holders of Preferred Shares pursuant to Sections 4, 5 and 7 of this Agreement have been sold with aggregate proceeds to the holders of Preferred Shares of at least $2,500,000 and were sold at an average price per share equal to or in excess of the Base Price.

    (d) If, at any time prior to the withdrawal of the Shelf Registration Statement (other than a withdrawal as provided in clause (e) of this Section), any holder or holders of Preferred Shares wish to sell Registrable Securities pursuant to the Shelf Registration Statement (in connection with the giving of any Conversion Notice or otherwise), they shall give written notification of the intention to do so to the Company which notice shall specify the intended method of disposition and the number of shares the holders desire to sell (which, in the case of an underwritten offering, must be a number for which the reasonably anticipated aggregate price to the public would exceed $500,000 and for which, in any other offering, must be a number for which the reasonably anticipated aggregate price to the public would exceed $250,000). In connection with each such request, the Company shall:

         (i) Furnish to each seller of Registrable Securities and to each underwriter, if any, such number of copies of the Shelf Registration Statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such registration statement;

         (ii) Use all reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Securities or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Company is already subject to service in such jurisdiction;

         (iii) Comply with all applicable rules and regulations under the Securities Act and Exchange Act;

         (iv) Immediately notify each seller of Registrable Securities and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (v) If the offering is underwritten and at the request of any seller of Registrable Securities, furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters and executed counterparts of such opinion addressed to the sellers of Registrable Securities to the same effect as requested by counsel for the underwriters and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

         (vi) Make available for inspection by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (vii) Cooperate with the selling holders of Registrable Securities and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two business days prior to any sale of Registrable Securities; and

         (viii) Permit any holder of Registrable Securities which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included provided, however, that the Company shall not be required to amend or supplement the prospectus in any manner that, at the advice of the Company's counsel or independent accountants, may cause the Shelf Registration Statement to include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or otherwise cause the Shelf Registration Statement to not be in conformity with the Securities Act or the Exchange Act.

         (ix) with respect to any underwritten offering under this Section 7, enter into underwriting agreements in customary form and take such other actions as the Investor may reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

    (e) In the event that the Shelf Registration Statement is filed on Form S-1, the Company may, if and when it becomes eligible to register the Registrable Securities on Form S-3, withdraw the Form S-1 and register the Registrable Securities on Form S-3 (which Form S-3 shall become the Shelf Registration Statement).

    (f) In connection with any request to sell Registrable Securities pursuant to this Section 7, the sellers of Registrable Securities will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws; and such sellers shall provide the Company with appropriate representations with respect to the accuracy of such information.

    (g) Notwithstanding any other provision of this Section 7, the Company shall not be obligated to register any Preferred Shares for sale pursuant to any such registration.

    8.   Expenses.
         --------

    (a) All expenses incurred by the Company in complying with Sections 4, 5 and 7 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company, and fees and disbursements not to exceed $10,000 of one counsel selected by a majority in interest of the sellers of Registrable Securities, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "Selling Expenses".


    (b) The Company will pay all Registration Expenses in connection with each registration statement under Section 4, 5 or 7. All Selling Expenses in connection with each registration statement under Section 4, 5 or 7 shall be borne by the participating sellers in proportion to the number of shares registered by each, or by such participating sellers other than the Company (to the extent the Company shall be a seller) as they may agree.

    9.   Indemnification and Contribution.
         --------------------------------

    (a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4, 5 or 7, the Company will indemnify and hold harmless each holder of Registrable Securities, its officers, directors and partners, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder, officer, director, partner, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 4, 5 or 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), (ii) any blue sky application or other document executed by the

Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Securities in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its best efforts to so register or qualify the Registrable Securities) and will reimburse each such holder, and such officer, director and partner, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by any such holder, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

    (b) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 4, 5 or 7, each seller of such Registrable Securities thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Securities, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 4, 5 or 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by such seller from the sale of Registrable Securities covered by such registration statement.

    (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

    (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder of Registrable Securities will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

    (e) The indemnities and obligations provided in this Section 9 shall survive the transfer of any Registrable Securities by such holder.

    (f) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

    10.  Changes in Common Stock or Preferred Shares.  If, and as often as,
         -------------------------------------------
there is any change in the Common Stock and/or Preferred Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock and/or Preferred Shares as so changed.

    11.  Rule 144 Reporting.  With a view to making available the benefits of
         ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, except as provided in paragraph (c) below, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

    (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (or any successor rule);

    (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

    (c) Furnish to each holder of Registrable Securities, at any time after it has become subject to such reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Securities without registration.

    12.  "Market Stand-Off" Agreement; Underwriters.  The Investor agrees, if
         ------------------------------------------
requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investor during the one hundred and eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act in respect of an underwritten offering of such Common Stock (or other securities) other than a registration statement filed pursuant to Section 4, 5 or 7 hereof in which the Investor is participating, provided that all holders of Registrable Securities, Other Shareholders, all officers and directors of the Company, and all holders of five percent (5%) or more of the outstanding shares of all classes of capital stock of the Company (other than any holder who is entitled to and is exercising a demand or required registration right) enter into similar agreements.

    The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day period.

    If Registrable Securities that the Company has been requested to register pursuant to Section 5 or 7 are to be disposed of in an underwritten public offering, the underwriters of such offering shall be one or more underwriting firms of recognized standing selected by the Investor and reasonably acceptable to the Company.

    13.  Assignment of Registration Rights.  The rights to cause the Company to
         ---------------------------------
register Registrable Securities pursuant to this Agreement may be assigned by the Investor to a transferee assignee of Registrable Securities which (i) is a subsidiary, parent, shareholder, general partner, limited partner or retired partner of the Investor, or (ii) acquires at least 25% of the original amount of Registrable Securities covered by this Agreement; provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree in writing to be subject to all restrictions set forth in this Agreement.

    14.  Miscellaneous.
         -------------

    (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective heirs, successors (including, without limitation, by sale or transfer of all or substantially all assets, merger or consolidation) and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

    (b) All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

  If to the Company:      Command Systems, Inc.
                          76b Batterson Park Road
                          Farmington, CT 06032
                          Attn:  Edward G. Caputo
                          Fax No:  860-409-2099

  With a copy to:         Mintz, Levin, Cohn, Ferris, Glovsky
                           and Popeo, P.C.
                          One Financial Center
                          Boston, MA  02111
                          Attn:  Stanford N. Goldman, Esq.
                          Fax No: (617) 542-2241

  If to the Investor:     Phoenix Home Life
                          One American Row
                          P.O. Box 5956
                          Hartford, CT 06102-5789
                          Attn: John J.C. Herndon
                          Fax No: 860-403-5182

  With a copy to:         Phoenix Home Life
                          One American Row
                          P.O. Box 5956
                          Hartford, CT 06102-5789
                          Attn: Nancy Engberg
                          Fax No: 860-403-5182


 With a copy to:          Hebb & Gitlin
                          One State Street
                          Hartford, CT  06103-3178
                          Attn:  Jeffrey S. Kuperstock
                          Fax No. 860-278-8968

  All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

  (c) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

  (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and of holders of not less than a majority of the Registrable Securities. Any waiver or consent hereunder shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

  (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  (f) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

  (g) The Company recognizes that the rights of the Investor under this Agreement are unique and, accordingly, the Investor shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Investor which may exist apart from this Agreement.

  (h) The parties hereto acknowledge and agree that (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.

  (i) The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

  (j) No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

  (k) Wherever this Agreement refers to the neuter gender such reference shall include the masculine and feminine genders as the context may require.


REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date first written above.


                              COMMAND SYSTEMS, INC.


                              By:/s/ Edward G. Caputo
                                 -------------------------------
                                 Edward G. Caputo, President

                              INVESTOR:
                              --------

                              PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY


                              By:/s/ Richard H. Booth
                                 --------------------------------